UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund

(Exact name of registrant as specified in charter)

413 Johnson Street

Suite 200

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

413 Johnson Street

Suite 200

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund

ANNUAL REPORT

December 31, 2016

Matthew 25 Fund

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

DECEMBER 31, 2016 (UNAUDITED)

 Dear Matthew 25 Fund Shareholders,

Our Matthew 25 Fund had a positive total return for 2016 gaining 26.92%.  We completed our 21st year in business so our Fund is officially an adult.  Over this period a $10,000 investment in our Fund at the start of 1996 grew to $92,621 during our Fund’s 21 years as a public investment company.  This was an 11.18% average annual compounded return after all expenses and fees.  During this same 21-year period the S&P 500 Index grew to $54,003 while the Russell 3,000 Index became $55,251.  These returns would have been lower after deducting any expenses and fees occurring within the selected index fund.

The following spreadsheet shows our portfolio holdings, additions and deletions for the year followed by the price changes for each:

		Beginning	Ending	%
Portfolio Holdings Through 2016	Ticker	Price	Price	Change
Fannie Mae preferred	FNMAH	$ 2.70	$ 7.07	161.9%
JP Morgan Chase Warrant	JPM+.N	$ 22.18	$ 44.27	99.6%
Boardwalk Pipeline Partners, LP	BWP	$ 12.63	$ 17.36	37.5%
JP Morgan Chase & Co.	JPM	$ 63.62	$ 86.29	35.6%
Goldman Sachs Group, Inc.	GS	$ 177.14	$ 239.45	35.2%
Scripps Networks Interactive, Inc.	SNI	$ 53.84	$ 71.37	32.6%
FedEx Corporation	FDX	$ 143.43	$ 186.20	29.8%
Cabela's Inc.	CAB	$ 46.86	$ 58.55	24.9%
Berkshire Hathaway Inc. Class A	BRK/A	$196,295.00	$ 244,121.00	24.4%
Brandywine Realty Trust	BDN	$ 13.52	$ 16.51	22.1%
Kansas City Southern	KSU	$ 73.72	$ 84.85	15.1%
Apple, Inc.	AAPL	$ 105.35	$ 115.82	9.9%
MasterCard Inc.	MA	$ 94.81	$ 103.25	8.9%
KKR & Co. LP	KKR	$ 15.78	$ 15.39	-2.5%
Polaris Industries, Inc.	PII	$ 88.36	$ 82.39	-6.8%
CalAtlantic Group, Inc.	CAA	$ 36.53	$ 34.01	-6.9%
Portfolio Additions
Federal Agricultural Mortgage Corp.	AGM	$ 35.69	$ 57.27	60.5%
Toll Brothers Inc.	TOL	$ 27.98	$ 31.00	10.8%
Facebook, Inc.	FB	$ 117.35	$ 115.05	-2.0%
Portfolio Deletion
DR Horton Inc.	DHI	$ 30.39	$ 25.00	-17.7%

I do not expect drastic changes this coming year in our existing holdings except for Cabela’s. Its acquisition by Bass Pro shops was announced in 2016 and should be completed later this year. I believe we still have investments that are attractively priced with above average return potential, but as you know the stock market is dynamic and I will try to react to any significant changes.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2016 (UNAUDITED)

The stock market has had strong positive gains since the 2016 U.S. National Elections.  There seems to be some concerns about continual gains in our stock market going forward.  Not to oversimplify matters, but I believe for a positive continuation in the stock market, two factors are vital: growth in earnings and lower corporate tax rates.  The S&P 500 Index’s earnings for 2016 should come in at $108.82.  This same index ended 2016 priced at $2,238.83 for a trailing PE Ratio of 20.57.  This is a price at or close to full valuation.  However, Standard & Poor is forecasting 20% growth in 2017 for the S&P 500 Earnings to $130.78.  This puts the year-end price close to a historically average PE Ratio of 17.12 on 2017’s earnings.  Close to a fair valuation doesn’t leave much room for further appreciation this coming year without pushing valuation once again.  The additional fair value appreciation potential comes from corporate tax reduction.  Remember the $130.78 is an after-tax figure.  The current corporate tax rate is 35%.  Due to many issues the actual average tax rate is closer to approximately 27.5% in my estimate.  Therefore, 2017 estimated pre-tax earnings are $180.39 and after-tax earnings at a 20% corporate tax rate would be $144.31 or $153.33 at a 15% rate.  This puts the forward PE Ratio between 14.6 and 15.6 which would offer additional appreciation potential this coming year.

Next, I would like to address the growing trend toward PASSIVE INVESTING.  Passive investing is typically buying a broad index fund or a more specified index fund as compared to ACTIVE INVESTING which is researching, selecting and investing in chosen securities directly or through a fund.  This is a bit like preaching to the choir since (if you are reading this letter) you are likely already invested in our Matthew 25 Fund.  Therefore, you are a discerning investor who had to do some research to find our fund and our Matthew 25 Fund is an active investing mutual fund.  Lately, I have seen so much literature supporting passive investing or indexing that I would like to give some thoughts on this subject and also address some misconceptions about indexing.

First, I am not against indexing.  Indexing is the most efficient way to bring capitalism to the masses.  Any other investment system cannot work for everyone or even a majority.  Look at Warren Buffett who is one of the all-time great investors.  His performance has not been as exceptional the past 25 years as in earlier periods.  Mr. Buffett readily admits this is at least partly due to the sheer size of the money he is managing in Berkshire Hathaway.  Now Berkshire’s market cap is $398 billion.  This is a lot of money to manage, but to put this in perspective it is just a fraction of our capital markets.  If he were to put the entire value of Berkshire into his friend’s company Microsoft, he would own only 81% of Microsoft!  This is just one company.  There are 499 other large companies in the S&P 500 Index and a few thousand midsize and smaller companies in the U.S. alone.  Meanwhile, Vanguard easily manages $3.6 trillion, over 9 times the size of Berkshire, because they are not trying to be better than average.  By the way, Berkshire’s average annual return over the past 25 years was 14.09% while the S&P 500 Index average annual return was 9.03%.  In capitalism, there is a saying; “Beat them. If you can’t beat them join them. If you can’t join them buy them.”  That is one of the reasons we have owned Mr. Buffett’s company Berkshire Hathaway for almost the entire life of our Matthew 25 Fund, while so far I have not bought an index fund or ETF within our Fund’s portfolio.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2016 (UNAUDITED)

Second, a recent article promulgated by Vanguard states that 82% of actively managed funds did not outperform their benchmark indexes over the 10-year period ending on December 31, 2015.  OK, but has anyone pointed out that 100% of index funds underperform their comparative indexes.  An unleveraged index fund will always, 100% of the time, underperform its benchmark index by its management fees and other expenses.  Let us look at the Bell Curve:

It is not surprising that only around 1/5th of an investor pool such as mutual funds will outperform the average enough to cover their management fees and other expenses.  This would be those funds past the 1st standard deviation to the right (13.5% & 2.5%) and those funds approaching the 1st standard deviation line on the right.  My belief is that it is worth trying to do better than average.  If you come up short while trying and end up in the middle or less, then so be it, at least you tried to be better!  This seems more American to me than not trying at all.  Meanwhile, an index fund is always going to be on the left of the center line (0).  I agree with Alfred Lord Tennyson who said “Tis better to have loved and lost than never to have loved at all…” The same holds true to me with investing, that it is better to try to be great and to come up short than to accept mediocrity from the start.

Third, as an active investor I want more people to index.  There has been a recent trend towards index investing away from active investing.  This is not the first time. The last time this occurred was in the mid to late 1990’s.  This led to the S&P 500 bubble that was eventually corrected in the 2000 to 2003 decline.  It is not that I want another S&P 500 Index bubble to occur, it is because the more investors are indexing, then there is less competition in active investing. So the process of researching then selecting individual securities becomes easier.  The last time this happened there were not many bargains in the large cap stocks but there were tremendous buys in the mid and small cap companies.  It is hard to foresee where the opportunities will occur if indexing continues to grow but there will be opportunities.  There are two people I am confident will not index as long as they are willing and able to do the necessary leg work required in active investing; these are Mr. Buffett and myself.

MATTHEW 25 FUND

MANAGER’S COMMENTARY (CONTINUED)

DECEMBER 31, 2016 (UNAUDITED)

Trying for outperformance over a long time period in investing will not occur without effort, perseverance and some luck.  Is it worth the time and effort?  For a long-term investor I say yes!  Looking at our Matthew 25 Fund over its 21-year life, it has compounded at an average annual rate of 11.18% versus 8.36% for the S&P 500 Index.  An investor who started with $250,000 twenty-one years ago and invested annually $25,000 would have today $4,161,534.09 at the 11.18% rate of return, as compared to $2,664,800.87 at the 8.36% rate.   Fifty-six percent more money or $1,496,733.22 in this example is worth the effort.

Stock investors have three choices.  They can go with passive investing and do a bit below average. They can be direct active investors and do the mental, emotional and physical work needed to try to do better, or they can be an active fund investor and choose a fund that will do some of this work for you.  That is our purpose here at Matthew 25 Fund! We are here to be active investors for our own capital and for those investors who wish to hire us to manage some or all of their capital.  As always, thank you for choosing our Matthew 25 Fund as one of your investment choices.  It is an honor to work for you and to invest side by side with you.

                                           Good fortune,

                                                           Mark Mulholland

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

MATTHEW 25 FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2016 (UNAUDITED)

 Cumulative Performance Comparison of $10,000 Investment Since December 31, 1995

Average Annual Total Returns For the Periods Ended December 31, 2016

	Matthew 25 Fund	Russell 3000 Index
1 Year	26.92%	12.74%
3 Year	5.58%	8.44%
5 Year	16.52%	14.66%
10 Year	8.35%	7.08%
12/31/1995 – 12/31/2016	11.18%	8.48%

Matthew 25 Fund $92,621
Russell 3000 Index $55,280
$100,000
$95,000
$90,000
$85,000
$80,000
$75,000
$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/95
6/30/96
12/31/96
6/30/97
12/31/97
6/30/98
12/31/98
6/30/99
12/31/99
6/30/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
6/30/14
12/31/14
6/30/15
12/31/15
6/30/16
12/31/16

The graph above represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 12/31/16.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

MATTHEW 25 FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2016 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Goldman Sachs Group, Inc.	10.98%
Fannie Mae - Preferred Stocks (b)	9.56%
JP Morgan Chase & Co. (a)	9.33%
FedEx Corp.	8.18%
Scripps Networks Interactive, Inc.	8.00%
Apple, Inc.	7.67%
Brandywine Realty Trust	6.73%
Boardwalk Pipeline Partners, LP	6.63%
KKR & Co. LP	6.47%
Polaris Industries, Inc.	6.30%
79.85%

(a) Including JP Morgan Chase & Co. Warrants
(b) Includes the total of Fannie Mae preferred stocks.

Asset Allocation	(% of Net Assets)

Air Courier Services	8.18%
Business Services	2.50%
Cable & Other Pay Television Services	8.00%
Electronic Computers	7.67%
Federal & Federally - Sponsored Credit Agencies	0.52%
Fire, Marine & Casualty Insurance	5.16%
National Commercial Bank	7.59%
Operative Builders	6.29%
Railroads, Line-Haul Operations	2.32%
Real Estate Investment Trusts	6.73%
Security Brokers, Dealers & Exchanges	10.98%
Services-Computer Programming, Data Processing, Etc.	1.01%
Shopping Goods Store	2.01%
Transportation Equipment	6.30%
Warrants	1.75%
Limited Partnerships	13.10%
Preferred Stocks	9.56%
Money Market Fund	0.26%
Other Assets Less Liabilities, Net	0.07%
100.00%

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2016

Shares/Principal Amount		Historical Cost	Value	% of Net Assets

COMMON STOCKS

Air Courier Services
172,500	FedEx Corp.	$ 15,713,526	$ 32,119,500	8.18%

Business Services
1	The Depository Trust & Clearing Corp. (**) *	1,096	1,569
95,000	MasterCard, Inc.	1,963,608	9,808,750
	Total Business Services	1,964,704	9,810,319	2.50%

Cable & Other Pay Television Services
440,000	Scripps Network Interactive, Inc.	23,874,926	31,402,800	8.00%

Electronic Computers
260,000	Apple, Inc.	8,578,915	30,113,200	7.67%

Federal & Federally - Sponsored Credit Agencies
31,000	Federal Agricultural Mortgage Corp. Class C	1,106,402	1,775,370
4,300	Federal Agricultural Mortgage Corp. Class A	170,936	253,700
		1,277,338	2,029,070	0.52%
Fire, Marine & Casualty Insurance
83	Berkshire Hathaway, Class A *	8,687,474	20,262,043	5.16%

National Commercial Bank
345,000	JP Morgan Chase & Co.	12,708,040	29,770,050	7.59%

Operative Builders
400,000	CalAtlantic Group, Inc.	13,854,890	13,604,000
357,500	Toll Brothers, Inc. *	10,004,193	11,082,500
	Total Operative Builders	23,859,083	24,686,500	6.29%

Railroads, Line-Haul Operations
107,500	Kansas City Southern	4,344,796	9,121,375	2.32%

Real Estate Investment Trusts
1,600,000	Brandywine Realty Trust	18,131,789	26,416,000	6.73%

Security Brokers, Dealers & Exchanges
180,000	Goldman Sachs Group, Inc.	21,770,221	43,101,000	10.98%

Services-Computer Programming, Data Processing, Etc.
34,500	Facebook, Inc. *	4,055,012	3,969,225	1.01%

Shopping Goods Store
135,000	Cabelas, Inc. Class A *	1,327,113	7,904,250	2.01%

* Non-Income producing securities during the period.

** Level 3 Security

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2016

Shares/Principal Amount		Historical Cost	Value	% of Net Assets

Transportation Equipment
300,000	Polaris Industries, Inc.	$ 20,771,305	$ 24,717,000	6.30%

Total Common Stocks		167,064,242	295,422,332	75.26%

WARRANTS
155,000	JP Morgan Chase & Co. 10/28/2018 @ $42.42 *	2,331,760	6,861,850
	Total Warrants	2,331,760	6,861,850	1.75%

LIMITED PARTNERSHIPS
1,500,000	Boardwalk Pipeline Partners, L.P.	18,061,716	26,040,000
1,650,000	KKR & Co. L.P.	24,528,351	25,393,500
	Total Limited Partnerships	42,590,067	51,433,500	13.10%

PREFERRED STOCKS
174,500	Fannie Mae - Series E 12/31/49, 5.10% *	1,716,057	2,137,625
39,500	Fannie Mae - Series F 12/31/49, 1.360% (a) *	221,869	512,710
181,700	Fannie Mae - Series G 12/31/49, 0.00% (a) *	1,349,037	2,362,100
229,700	Fannie Mae - Series H 12/31/49, 5.81% *	1,694,278	2,894,220
217,500	Fannie Mae - Series I 12/31/49, 5.375% *	1,600,724	2,810,100
212,700	Fannie Mae - Series L 12/31/49, 5.125% *	1,403,391	2,605,575
371,500	Fannie Mae - Series M 12/31/49, 4.75% *	2,692,351	4,298,255
394,500	Fannie Mae - Series N 12/31/49, 5.50% *	3,093,385	4,714,275
305,000	Fannie Mae - Series O 12/31/49, 7.00% (a) *	1,916,365	4,199,850
1,552,500	Fannie Mae - Series P 12/31/49, 0.00% (a) *	5,040,675	10,976,175
	Total Preferred Stocks	20,728,132	37,510,885	9.56%

MONEY MARKET FUND
1,020,753	First American Government Obligation Fund Class Z, 0.25% (a)	1,020,753	1,020,753	0.26%

	Total Investments	$233,734,954	$392,249,320	99.93%

	Other Assets Less Liabilities, Net		281,433	0.07%

	Net Assets		$392,530,753	100.00%

(a) Variable rate security; the rate shown represents the yield at December 31, 2016.

* Non-Income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2016

Assets
Investment in securities at market value (cost $233,734,954)	$392,249,320
Cash	70,500
Receivables:
Securities sold	1,500,413
Shares sold	255,447
Dividends & Interest	113,366
Total Assets	394,189,046
Liabilities
Payables:
Securities purchased	575,676
Shares redeemed	732,815
Due to Advisor	336,985
Accrued expenses	12,817
Total Liabilities	1,658,293

Net Assets (Equivalent to $29.39 per share based on 13,357,490 shares of capital stock outstanding, 100,000,000 shares authorized, $0.01 par value) Minimum redemption price per share $29.39 x 0.98 = $28.80 (Note 7)	$392,530,753

Composition of Net Assets
Shares of common stock	$ 133,575
Additional paid-in capital	233,928,557
Undistributed net investment income	1,088
Accumulated net realized loss on investments	(46,833)
Net unrealized appreciation of investments	158,514,366

Net Assets	$392,530,753

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENT OF OPERATIONS

For the year ended DECEMBER 31, 2016

Investment Income
Dividends	$ 7,672,181
Interest	7,824
Total Investment Income	7,680,005

Expenses
Management fees	3,927,813
Transfer agent and accounting fees	90,486
Trustees' fees and expenses	50,648
Custodian fees	38,592
Shareholder reporting	30,041
Registration fees	29,716
Professional fees	27,704
Compliance Officer fees	18,987
Insurance	18,085
Office expenses	13,629
Postage and printing	7,368
Bank fees	6,997
NSCC Fees	3,754
Telephone expense	644
Total Expenses	4,264,464

Net Investment Income	3,415,541

Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	32,629,863
Capital gain distributions from underlying investments	3,075,983
Net change in unrealized appreciation (depreciation) of investments	44,486,745
Net realized and unrealized gain from investments	80,192,591

Net increase in net assets resulting from operations	$ 83,608,132

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2016	12/31/2015

Increase (Decrease) in Net Assets From Operations
Net investment income (loss)	$ 3,415,541	$ (579,511)
Net realized gain from investments	32,629,863	55,856,012
Capital gain distributions from underlying investments	3,075,983	3,642,957
Unrealized appreciation (depreciation) on investments	44,486,745	(138,237,345)
Net increase (decrease) in assets resulting from operations	83,608,132	(79,317,887)

Distributions to Shareholders
From net investment income	(3,414,453)	-
From realized gains	(31,419,277)	(38,492,030)
Total distributions	(34,833,730)	(38,492,030)

Capital Share Transactions	(155,873,219)	(262,554,409)

Total Decrease in Net Assets	(107,098,817)	(380,364,326)

Net Assets at Beginning of Year	499,629,570	879,993,896

Net Assets at End of Year (includes undistributed net	$392,530,753	$ 499,629,570
investment income of $1,088 and $-, respectively)

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

	Years Ended
	12/31/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Net Asset Value -
Beginning of Year	$ 25.38	$ 31.25	$ 30.44	$ 22.18	$ 17.18
Net Investment Income (Loss) (1)	0.23	(0.02)	0.16	0.10	0.07
Net Gains or (Losses) on Investments
(realized and unrealized)	6.61	(3.81)	1.49	8.42	5.32
Total from Investment Operations	6.84	(3.83)	1.65	8.52	5.39

Less Distributions
From net investment income	(0.28)	0.00	(0.16)	(0.09)	(0.04)
From realized gains	(2.56)	(2.07)	(0.72)	(0.23)	(0.39)
Total Distributions	(2.84)	(2.07)	(0.88)	(0.32)	(0.43)

Paid in capital from redemption fees	0.01	0.03	0.04	0.06	0.04

Net Asset Value -
End of Year	$ 29.39	$ 25.38	$ 31.25	$ 30.44	$ 22.18

Total Return (2)	26.92%	(12.19)%	5.59%	38.69%	31.63%

Net Assets - End of Year (000's omitted)	$ 392,531	$499,630	$879,994	$821,104	$313,521

Ratio of Expenses to Average Net Assets	1.09%	1.06%	1.06%	1.06%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.87%	(0.08)%	0.53%	0.38%	0.33%

Portfolio Turnover Rate	10.71%	17.52%	20.77%	7.35%	23.23%

(1) Per share net investment income (loss) has been determined on the average number of shares outstanding during the period.

(2) Total return assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2016

NOTE 1 - Nature of Operations

Matthew 25 Fund, Inc. was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. On November 2, 2012, a new Pennsylvania business trust was formed as Matthew 25 Fund. On January 1, 2013, Matthew 25 Fund was merged into the new business trust, and all of the attributes and ownership of the Pennsylvania Corporation (formerly Matthew 25 Fund, Inc.) are now part of the business trust known as Matthew 25 Fund (the “Fund”). The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The Fund’s objective is to seek long-term capital appreciation. Income is a secondary objective.

NOTE 2 - Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund. The Fund follows the accounting and reporting guidance of FASB Accounting Standard Codification 946 applicable to investment companies.

Security Valuation

All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015) or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positons for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, annually.

Cash and cash equivalents

The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

Other

The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Warrants

The Fund can invest in warrants of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants permit net settlement for stock or cash. The Fund has no obligation to exercise the warrants and buy the stock.

Reclassifications

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sales losses, flow through income from limited partnerships and net investment losses. Permanent differences such as tax return of capital, capital gains retained and net investment losses, if any, would be reclassified against capital.

The Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the Fund has reclassified $7,175,071 from accumulated net realized gains to paid-in capital.

Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued and has determined no such events requiring disclosure.

NOTE 3 – Securities Valuations

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

The Fund's Board of Trustees has adopted guidelines for Fair Value Pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

review by the Board of Trustees. Generally, Fair Value Pricing is used only when market prices are unavailable. As an example, if trading is halted on one of the Fund's portfolio holdings while the market remains open for most other securities, the Advisor may use Fair Value Pricing to value the holding in order to calculate the day's NAV.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks, preferred stocks, limited partnerships, and warrants). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Exchange or NASDAQ securities that have not recently traded are valued at the last bid price in the securities primary market. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2, or level 3 as applicable.

The following table summarizes the inputs used to value the Fund's assets and liabilities measured at fair value as of December 31, 2016:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$295,420,763	$ --	$ 1,569	$295,422,332
Limited Partnerships	51,433,500	--	--	51,433,500
Warrants	6,861,850	--	--	6,861,850
Preferred Stocks	37,510,885	--	--	37,510,885
Short-Term Investment	1,020,753	--	--	1,020,753
	$392,247,751	$ --	$ 1,569	$392,249,320

The Fund did not hold any derivative instruments at any time during the year ended December 31, 2016. The Fund did not hold any Level 2 assets during the year ended December 31, 2016.

* Industry classifications for these categories are detailed in the Schedule of Investments.

The table below shows the transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

Financial Instruments – Assets

Transfer out of Level 2**

Transfer into Level 1**

Preferred Stocks $(5,415,675)

                         $5,415,675

** Transferred from Level 2 to Level 1 due to the readily available unadjusted quoted market price.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of 12/31/2015	$1,688
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	(124)
Realized Gain/(Loss)	-
Purchases/Sales	5
Transfers In/(Out) of Level 3	-
Balance as of 12/31/2016	$1,569

The Level 3 valuation technique and significant unobservable inputs used for the Fund’s investment as recent transactions in the common stock as of December 31, 2016.

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

NOTE 4 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (“The Advisor”) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000. For the year ended December 31, 2016 the Advisor earned fees of $3,927,813. As of December 31, 2016, the Fund owed the Advisor $336,985.

The management fee for the year ended December 31, 2016, as computed pursuant to the investment advisory agreement, totaled $3,927,813.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Advisor's expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director of The Advisor and is also the President of the Fund.  In addition, Mr. Mulholland is a registered representative at Boenning & Scattergood Inc. At Boenning & Scattergood, Mr. Mulholland is the broker of record for 103 non-discretionary brokerage accounts with approximately $78 million in assets. During the previous 5 years ended December 31, 2016, the Fund placed 5 portfolio trades through Boenning and Scattergood, for which Mr. Mulholland received $30 in commission.  Mr. Mulholland does receive commissions when placing trades through Boenning & Scattergood for his Boenning & Scattergood clients.  Additionally, some of Mr. Mulholland’s Boenning & Scattergood clients may buy the same securities that are in the Fund’s portfolio, sometimes on the same day as the Fund.

During the year ended December 31, 2016, the Fund did not pay brokerage commissions to Boenning & Scattergood Inc.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 5 - Investments

For the year ended December 31, 2016, purchases and sales of investment securities other than short-term investments aggregated $42,225,608 and $229,239,808, respectively.

NOTE 6 - Capital Share Transactions

As of December 31, 2016 there were 100,000,000 shares of $.01 per value capital stock authorized.  The total par value and paid-in capital totaled $234,062,132. Transactions in capital stock were as follows:

	December 31, 2016		December 31, 2015
	Shares	Amount	Shares	Amount
Shares sold	547,852	$ 15,057,729	1,768,878	$ 54,795,272
Shares reinvested	1,146,768	33,887,000	1,486,376	37,857,984
Redemption fees	-	114,635	-	598,710
Shares redeemed	(8,020,276)	(204,932,583)	(11,733,755)	(355,806,375)
Net decrease	(6,325,656)	$(155,873,219)	(8,478,501)	$(262,554,409)

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

NOTE 7 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the year ended December 31, 2016, the Fund received $114,635 in redemption fees that were reclassified to paid-in capital.

NOTE 8 – Tax Matters

As of December 31, 2016, the tax basis unrealized appreciation (depreciation) and cost of investment securities, including short-term investments, were as follows:

Federal tax cost of investments (including short-term investments)+

$ 233,781,787

Gross tax unrealized appreciation on investments

$ 160,733,383

Gross tax unrealized depreciation on investments

    (2,265,850)

Net tax unrealized appreciation

$ 158,467,533

The Fund’s distributable earnings on a tax basis is determined only at the end of each fiscal year. As of December 31, 2016, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation

$158,467,533

Undistributed ordinary income

           1,088

Total distributable earnings

$158,468,621

+ The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

Ordinary income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in the financial statements in accordance with U.S. GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2016 and 2015 are as follows:

	12/31/2016	12/31/2015
Ordinary income	$ 3,414,453	$ -
Long-term Capital Gain	31,419,277	38,492,030
Total	$ 34,833,730	$ 38,492,030

NOTE 9 - Lease Commitments

The Fund leased office space, through November 2016, on a month-to-month basis at $763 per month.  Rent expense was $8,866 for the year ended December 31, 2016 and is included in office expenses.  The Fund entered into a new lease, effective November 2016, for office space, pursuant to a seven-year lease expiring in 2023.  At December 31, 2016, the future minimum lease payments are as follows:

MATTHEW 25 FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2016

2017

$11,624

2018

$11,624

2019

$11,808

2020

$11,993

2021

$12,177

2022 and thereafter

$24,906

Total

$84,132

NOTE 10 - Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940, as amended.  As of December 31, 2016, National Financial Services Corp., for the benefit of its customers, owned approximately 38% of the Fund.

NOTE 11 - Contingencies

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 12 - New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements.  Compliance with the guidance is required for financial statements filed with the SEC on or after August 1, 2017.  Management is currently evaluating the impact the amendments will have on the Fund’s financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of Matthew 25 Fund

We have audited the accompanying statement of assets and liabilities of the Matthew 25 Fund, (the "Fund") including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Matthew 25 Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the  period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 23, 2017

MATTHEW 25 FUND

EXPENSE EXAMPLE

DECEMBER 31, 2016 (UNAUDITED)

 Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees, and transaction costs which consist of redemption fees; and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2016 to December 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $8 annually for IRA Custodian Fees at the discretion of the Fund's Management or Trustees.  This $8 fee is not reflected in the table below. To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions. The 2% redemption fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of  investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	July 1, 2016	December 31, 2016	July 1, 2016 through December 31, 2016
Actual
Hypothetical	$1,000.00	$1,235.62	$6.07
(5% return before expenses)
	$1,000.00	$1,019.71	$5.48

* Expenses are equal to the Fund's annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

MATTHEW 25 FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2016 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 18, 2016, the Board of Trustees, including a majority of Trustees that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Trustees considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Trustees reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. The Trustees also analyzed the Investment Advisor's experience and the capabilities of the Investment Advisor's portfolio manager. For example, the Trustees reviewed and discussed the Investment Advisor's Form ADV and internal compliance policies, as well as the experience of the Investment Advisor as investment advisor or sub-advisor to other investment companies. In addition to the above considerations, the Trustees reviewed and considered a description of the Investment Advisor's portfolio and brokerage transactions. Based on this review, the Trustees concluded that the range and quality of services to be provided by the Investment Advisor to the Fund were appropriate and continued to support its original selection of the Investment Advisor.

INVESTMENT PERFORMANCE

The Trustees considered the Advisor’s investment performance during his tenure managing this Fund.  The Trustees considered year-to-date performance along with annual performances for 1, 3, 5, and 10 year(s) as well as performance since 1/1/96.  Greatest emphasis is placed on the long-term investment performances.  As of 6/30/16 the current advisor had outperformed the Russell 3000 Index in the 5 year period, as well as the period since 1/1/1996.  The Trustees try to compare this Fund’s performance to similar funds such as funds classified by Lipper as Multi-Cap Core whenever this information is attainable without charge to the Fund.  Based on this review, the Trustees

MATTHEW 25 FUND

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2016 (UNAUDITED)

concluded that the current and historical performance of the Fund, as managed by the Investment Advisor, was satisfactory.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Trustees discussed at length the advisory fee of 1.00% along with the Fund’s other expenses of approximately 0.10% for a total expense rate of 1.10%.  This expense ratio was compared to Yahoo Finance’s Large Blend Category (its current classification of MXXVX).  This peer group average expense ratio was 1.03%.   Based on this review, the Trustees concluded that the expense level of the Fund, as managed by the Investment Advisor, was satisfactory.

The Trustees considered the level of profits that could be expected to accrue to the Investment Advisor from the fee payable under the Advisory Agreement.  The Trustees considered the increasing use by investors of the brokerage industry’s No Transaction Fee (NTF) programs and its potential increasing percentage of the Fund’s assets.  See below in Economies of Scale for the reduction in the Advisor’s fees regarding these assets.

In addition, the Trustees reviewed the current financial condition of the Investment Advisor and a summary of total expense ratios and management fees.  The Trustees also discussed the existence of other compensation arrangements with the Investment Advisor. Based on this review, the Trustees concluded that the Fund's advisory fee is competitive with those of comparable funds and that the Investment Advisor's profit margin was reasonable.

ECONOMIES OF SCALE

The Trustees received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees noted that the total operating expenses of the Fund regarding economies of scale may be realized as the Fund grows.  The Trustees also considered that future inflows may increasingly come through the brokerage industry No Transaction Fee (NTF) programs.  The Advisor pays the costs to the brokers for the NTF programs.  The two major brokers Charles Schwab and Fidelity charge 0.40% on these assets.  Therefore, the Advisor earns net 0.60% on such NTF investments in the Fund.  Other brokers charge similar fees for their NTF programs.  In addition, Charles Schwab has a minimum monthly NTF fee of $1,000 that the Advisor pays whenever assets with Schwab are below $3,000,000.

CONCLUSIONS

The Trustees who are non-interested persons met separately to further discuss the performance of the Fund and the Advisor's compensation. On the basis of its review and the foregoing information, the Board of Trustees determined that the Advisory Agreement, including the advisory fee rates payable thereunder, continued to be fair and reasonable in light of all relevant circumstances and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

MATTHEW 25 FUND

BOARD OF TRUSTEES

DECEMBER 31, 2016 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Trustees. Information pertaining to the Trustees of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Trustees, and is available without charge, by calling 1-888-M25-FUND.  Each Trustee may be contacted by writing to the Trustee c/o Matthew 25 Fund, P.O. Box 2479 Jenkintown, PA  19046.

Name and Age	Position with Fund	Length of Time Served with the Trust	Principal Occupation During Last Five Years	Other Directorships

INDEPENDENT TRUSTEES
Philip J. Cinelli, D.O.	Trustee	Trustee since 1996	Physician in Family Practice	None
Age 56

Samuel B. Clement	Trustee	Trustee since 1996	Stockbroker with Securities of America	None
Age 58

Linda Guendelsberger	Trustee	Trustee since 1996	Partner Weiser Mazars, LLP Until 11/2013; Partner LG Legacy Group, LLC Since 11/2013	None
Age 57	Secretary of Fund

Scott Satell	Trustee	Trustee since 1996	Manufacturer's Representative with BPI Ltd.	None
Age 54

INTERESTED TRUSTEES
Steven D. Buck, Esq.	Trustee	Trustee since 1996	Attorney and Shareholder with Stevens & Lee	None
Age 56

Mark Mulholland	Trustee	Trustee since 1996	President of Matthew 25 Fund President of Matthew 25 Management Corp. and registered representative with Boenning & Scattergood	None
Age 57	President of Fund

Mr. Buck and Mr. Mulholland are Trustees of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person insofar as he is President and owner of the Fund's Investment Adviser.  Mr. Buck is an interested person as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

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Matthew 25 Fund

ITEM 2.  CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's entire Board of Directors acts as the audit committee.  The Board of Directors has determined that the Registrant has at least two financial experts serving on its Board.

Mr. Mark Mulholland and Ms. Linda Guendelsberger are the Board's financial experts.  Mr. Mulholland is an "interested" director, and Ms. Guendelsberger is an "independent" director.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                       12/31/2016        12/31/2015

Audit Fees             $ 17,300          $  17,000

Audit-Related Fees     $      0          $       0

Tax Fees               $  5,100          $   5,000

All Other Fees         $      0          $       0

Each year, the registrant's Board of Directors recommend a principal accountant to perform audit services for the registrant.  At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

a) The registrant's president and chief financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules  13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

(a)(1)  EX-99.CODE ETH.  Not applicable.

(a)(2)  EX-99.CERT.  Filed herewith.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)       EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/2/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark Mulholland

     Mark Mulholland

     President, Chief Financial Officer

Date 3/2/2017